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Exhibit 10.1

FIRST AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FIRST AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of September 23, 2002, is by and between CARBON ENERGY CORPORATION (USA), a Colorado corporation ("Borrower"), and WELLS FARGO BANK, N.A., a national banking association ("Wells Fargo").

RECITALS

        A.    Borrower and Wells Fargo are parties to an Amended and Restated Credit Agreement dated as of August 14, 2002 (the "Credit Agreement"), setting forth the terms upon which Wells Fargo would make available to Borrower a line of credit and by which the line of credit would be governed and repaid. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

        B.    Borrower and Wells Fargo desire that the Credit Agreement be amended as set forth herein.

AGREEMENT

        NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.    Credit Agreement.    The Credit Agreement shall be, and hereby is, amended as follows as of the date hereof:

          (a)  By substituting: (1) "46" for "30" in line 11 of Section 6.1(m) on page 31 of the Credit Agreement, and (2) "60" for "45" in line 13 of Section 6.1(m) on page 31 of the Credit Agreement.

          (b)  By substituting Exhibit F attached hereto for Exhibit F originally attached to the Credit Agreement.

        2.    Consent; Release.    Contingent upon Borrower's fulfillment of all of the conditions to the effectiveness of this Amendment, Wells Fargo hereby: (a) consents to the sale by Borrower of certain oil and gas properties (the "Sale Properties"), which Sale Properties have been identified by Borrower's prior delivery of their descriptions to Wells Fargo, indicating that Borrower desires to sell the same, and (b) agrees to execute and deliver to Borrower appropriate mortgage releases covering the Sale Properties.

        3.    Loan Documents.    All references in any document to the Credit Agreement shall refer to the Credit Agreement as amended pursuant to this Amendment.

        4.    Conditions Precedent.    The obligations of the parties under this Amendment are subject, at the option of Wells Fargo, to the prior satisfaction of the condition that Borrower shall have delivered to Wells Fargo the following (all documents to be satisfactory in form and substance to Wells Fargo and duly executed by all parties thereto other than Wells Fargo):

          (a)  This Amendment.

          (b)  A new Guaranty executed by Guarantor covering all obligations of Borrower to Wells Fargo under or in connection with the Credit Agreement.

          (c)  Such other Loan Documents as may be required by Wells Fargo.

          (d)  A payment of immediately available, guarantied funds to be applied to reduce the outstanding principal balance of the Loan, in an amount sufficient to reduce the outstanding principal balance of the Loan to an amount not in excess of $18,350,000.

        5.    Certification by Borrower.    Borrower hereby certifies to Wells Fargo that, as of the date of this Amendment: (a) all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, (b) Borrower has performed and complied with all agreements and conditions required to be performed or complied with by it under the Credit Agreement and/or any Loan Document on or prior to this date, and (c) no Default or Event of Default has occurred under the Credit Agreement.

        6.    Continuation of the Credit Agreement.    Except as specified in this Amendment, the provisions of the Credit Agreement shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement, the terms of this Amendment shall control.

        7.    Expenses.    Borrower shall pay all expenses incurred in connection with the transactions contemplated by this Amendment, including without limitation all fees and expenses of Wells Fargo's attorney.

        8.    Miscellaneous.    This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        EXECUTED as of the date first above written.

CARBON ENERGY CORPORATION (USA)
By:	/s/ PATRICK R. MCDONALD Patrick R. McDonald, President
WELLS FARGO BANK, N.A.
By:	/s/ TODD STORNETTA Todd Stornetta, Vice President

EXHIBIT F
MAXIMUM LOAN AMOUNT

Time Period	Maximum Loan Amount
Prior to 08/31/02	$20,000,000
09/01/02-09/23/02	$19,600,000
09/24/02-09/30/02	$18,350,000
10/01/02-10/31/02	$17,950,000
11/01/02-11/30/02	$17,550,000
12/01/02-12/31/02	$17,150,000
From and after 01/01/03	$16,750,000

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  Exhibit 10.1
FIRST AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT
EXHIBIT F MAXIMUM LOAN AMOUNT